EXHIBIT 10-U
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(C-XIV)


            PURCHASE AGREEMENT AND JOINT ESCROW INSTRUCTIONS
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           (Mariners Pointe Apartments; Stockton, California)


      THIS AGREEMENT is made and entered into as of the ________ day of August, 1996, by and between MARINERS POINTE ASSOCIATES, LTD., an Illinois limited partnership (hereinafter called "SELLER"), and MARINERS POINTE L.L.C., a Delaware limited liability company (hereinafter called "BUYER").


                             R E C I T A L S
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      A.    Seller is the owner of that certain real property located at
8275 Mariner Drive, in the City of Stockton, County of San Joaquin, State of California, consisting primarily of an apartment complex (the
"PREMISES") sometimes known as "Mariners Pointe Apartments."

      B. Buyer desires to purchase such Premises on the terms and conditions hereinafter documented.


      NOW, THEREFORE, in consideration of the mutual undertakings of the parties hereto, it is hereby agreed as follows:

      1. PURCHASE AND SALE. Seller shall sell to Buyer, and Buyer shall purchase from Seller, the land (the "LAND") described in Exhibit "A", attached hereto and made a part hereof, together with all right, title and interest of Seller in and to all improvements, structures and fixtures located upon the Land, all right, title and interest of Seller in and to those items of personal property described in Exhibit "B" hereto and made a part hereof, all right, title and interest of Seller in and to the name "Mariners Pointe Apartments" and, to the extent assignable, all right, title and interest of Seller in and to all leases, contract rights, agreements, tenant lists, advertising material and telephone exchange numbers (hereinafter, collectively, the "PROPERTY"), all upon the terms, covenants and conditions hereinafter set forth.

      2. PURCHASE PRICE. The purchase price (the "PURCHASE PRICE") for the Property shall be the sum of $7,600,000.

      3. PAYMENT OF PURCHASE PRICE. The Purchase Price shall be paid to Seller by Buyer as follows:

            A. ESCROW DEPOSIT. Concurrently herewith, Buyer shall deliver $150,000 (which deposit, together with all interest earned thereon, is herein called the "ESCROW DEPOSIT") to Stewart Title Guaranty Company, through its agent, Central Valley Title Company in Stockton, California,
Attention: Richard Freed (which company, in its capacity as escrow holder hereunder, is called "ESCROW HOLDER"). The Escrow Deposit shall be delivered to Escrow Holder by wire transfer of immediately available federal 7 funds or by bank or cashier's check drawn on a national bank reasonably satisfactory to Seller. The amounts deposited hereunder shall be held by Escrow Holder as a deposit against the Purchase Price in accordance with the terms and provisions of this Agreement. At all times that the Escrow Deposit is being held by the Escrow Holder, the Escrow Deposit shall be invested by Escrow Holder in the following investments ("APPROVED INVESTMENTS"): (i) United States Treasury obligations, (ii) United States Treasury-backed repurchase agreements issued by a major money center banking institution reasonably acceptable to Seller, or (iii) such other manner as may be reasonably agreed to by Seller and Buyer. The Escrow Deposit shall be disposed of by Escrow Holder only as provided in this Agreement.

            B. ASSUMPTION OF BOND FINANCING. A portion of the Purchase Price shall be payable by Buyer assuming the obligations of Seller under the "Bond Documents" (as defined in Exhibit "C" attached hereto and made apart hereof), such portion of the Purchase Price so payable being an amount equal to the outstanding principal balance of the Bond Documents as of the "Closing Date", as hereinafter defined (such amount being herein called the "OUTSTANDING BOND AMOUNT"). The Outstanding Bond Amount as of the Closing Date (assuming a closing in August, 1996) will be approximately $6,500,000.

            C. CLOSING PAYMENT. The balance of the Purchase Price (i.e., $7,600,000 minus the Outstanding Bond Amount), as adjusted by the application of the Escrow Deposit and by the prorations and credits specified herein, shall be paid in cash on the "Closing Date", as hereinafter defined (the amount to be paid under this subparagraph C being herein called the "CLOSING PAYMENT"). Assuming the Closing Date occurs in August, 1996, the Closing Payment is estimated to be $1,100,000 (prior to application of the Escrow Deposit and adjustment for the prorations and credits provided for in this Agreement).

      4.    CONDITIONS PRECEDENT

            A.   TITLE MATTERS.

                 (1) TITLE REPORT. Seller has delivered to Buyer a copy of a preliminary title report ("PRELIMINARY TITLE REPORT") order number 01014685 dated August 9, 1996 covering the Property from Central Valley Title Company, as agent for Stewart Title Guaranty Company (which company, in its capacity as title insurer hereunder, is herein called the "TITLE COMPANY"). In addition, Seller has delivered to Buyer a copy of a survey of the Property dated March 26, 1996, prepared by Siegfried Engineering, which survey shall be certified to Buyer ("SURVEY"). Buyer has approved the exceptions to title shown on the Preliminary Title Report and the matters disclosed on the Survey. Approval by Buyer of any additional exceptions to title or survey matters disclosed after the date hereof shall be a condition precedent to Buyer's obligation to purchase the Property (Buyer hereby agreeing that its approval of such matters shall not be unreasonably withheld). Unless Buyer gives written notice that it disapproves any such additional exceptions to title or survey matters, stating the exceptions so disapproved, on or before the sooner to occur of 10 days after receipt of written notice thereof or the Closing Date, Buyer shall be deemed to have approved said exceptions or survey matters. If, for any reason, on or before the Closing Date Seller does not cause such exceptions to title or survey matters which Buyer disapproves (to the extent Buyer is permitted hereunder to so disapprove) to be removed at no cost or expense to Buyer (Seller having the right but not the obligation to do so), the obligation of Seller to sell, and Buyer to buy, the Property as herein provided shall terminate in accordance with paragraph 9 hereof. Notwithstanding anything to the contrary contained in this Agreement, Seller shall be obligated to remove (or cause the Title Company to affirmatively insure over) at Seller's expense: (i) any deeds of trust securing any financing obtained by Seller (other than Bond Documents),
(ii) any mechanic's or materialmen's liens for work done by or on behalf of Seller, and (iii) any tax or judgment liens against Seller. Buyer shall have the option to waive the condition precedent set forth in this paragraph 4A(1) by notice to Seller. In the event of such waiver, such condition shall be deemed satisfied.

                 (2) EXCEPTIONS TO TITLE. Buyer shall be obligated to accept title to the Property, subject to the following exceptions to title:

                       (a) Real estate taxes and assessments not yet due and payable;

                       (b)   The Bond Documents;

                       (c) The printed exceptions which appear in the standard form ALTA owner's policy of title insurance issued by Title Company; and

                       (d) Such exceptions to title as may be approved by Buyer pursuant to the provisions of subparagraph A(1) above. The availability of title insurance as set forth above is a condition precedent to Buyer's obligation to purchase the Property. Conclusive evidence of the availability of such title insurance shall be the commitment of Title Company to issue to Buyer on the Closing Date a standard form ALTA owner's title insurance policy ("OWNER'S POLICY"), in the face amount of the Purchase Price, which policy shall show (i) title to the Property to be vested of record in Buyer, and (ii) the above exceptions to be the only exceptions to title.

            B.   COMPLETED DUE DILIGENCE REVIEWS.

                 (1) PRICE REFLECTIVE OF REVIEWS. Buyer has performed and completed all of Buyer's due diligence examinations, reviews and inspections of all matters pertaining to the purchase of the Property, including all leases, documents relating to the bond financing (including Bond Documents), service contracts, survey and title matters, and all physical, environmental and compliance matters and conditions respecting the Property. Seller and Buyer have discussed the results of Buyer's due diligence examinations, reviews and inspections and the Purchase Price has been determined to appropriately take such due diligence matters into account to Buyer's satisfaction.

                 (2) CONDUCT OF REVIEWS. Buyer will indemnify, defend, and hold Seller and the Property harmless from and against any such damage, loss, cost or expense for personal injury or property damage caused by Buyer or its agents in connection with its due diligence reviews, inspections or examinations. Buyer hereby represents and warrants to Seller that Buyer did not make any intrusive physical testing (environmental, structural or otherwise) at the Property (such as soil borings or the like) and has or promptly hereafter will return the Property to its prior condition and repair. Upon request by Seller, Buyer shall promptly deliver to Seller true, accurate and complete copies of any written reports relating to the Property prepared for or on behalf of Buyer by any third party. In the event of termination hereunder, Buyer shall return all documents and other materials furnished by or on behalf of Seller hereunder. Buyer hereby represents and warrants that Buyer has, and at all times hereinafter, shall, keep all information or data received or discovered in connection with any of the inspections, reviews or examinations strictly confidential, except to the extent that disclosure is required by law. The provisions of this paragraph 4B shall survive the closing of the transactions hereunder (or the earlier termination of this Agreement).

            C.   BOND FINANCING MATTERS.  Receipt of the written consent
to the transactions contemplated herein from all parties whose consent to the assumption by Buyer of such Bond Documents is required thereunder, together with a release of Seller from any liability under the Bond Documents, and an "estoppel certificate" executed by the City of Stockton and the Indenture Trustee certifying that the Bond Documents are in full force and effect and that no default exists thereunder, shall be conditions precedent to Seller's obligation to sell, and Buyer's obligation to purchase, the Property. Buyer shall pay any transfer, assumption or other fees and costs (including reasonable attorneys' fees, but not attorneys' fees of Seller's counsel) imposed by any of such parties with respect to
such consent and assumption.   Buyer shall reasonably cooperate with Seller
in connection with such consent and assumption (and shall promptly deliver such information, including financial information, respecting Buyer or its principals as any of such parties may request). Seller's sole obligations in connection with the consent matters herein contemplated (unless Buyer agrees otherwise) shall be to utilize reasonable efforts to obtain such consents, and to reasonably cooperate with Buyer to the extent necessary, including, but not limited to, with respect to its efforts in connection with substitution of the letter of credit. If such consents are not obtained on or before the Closing Date, the obligation of Seller to sell, and Buyer to purchase, the Property shall terminate. Further, Seller agrees to reasonably cooperate with Buyer after the Closing Date in connection with any effort by Buyer to refund the Bonds and to replace them with other bonds to be issued by the City of Stockton. The foregoing agreement shall survive the Closing Date. Whenever the phrases "reasonable efforts" or "reasonable cooperation" or "reasonably cooperate" or similar words or phrases are used herein, Seller's obligation shall not include any obligation to institute legal proceedings or to expend any monies with respect thereto.

            D. PERFORMANCE BY SELLER. The performance and observance, in all material respects, by Seller of all covenants and agreements of this Agreement to be performed or observed by Seller prior to or on the Closing Date shall be a condition precedent to Buyer's obligation to purchase the Property. In addition, in the event that (i) the "Seller Closing Certificate" (as hereinafter defined) shall disclose any material adverse changes in the representations and warranties of Seller contained in paragraph 7A below which are not otherwise permitted or contemplated by the terms of this Agreement, or (ii) the Property is not in substantially the same condition on the Closing Date as it is on the date hereof, reasonable wear and tear and, subject to paragraph 6 hereof, casualty and condemnation excepted, then Buyer shall have the right to terminate this Agreement and, upon the exercise of such right, a return of the Escrow Deposit. Buyer shall have the option to waive the condition precedent set forth in this paragraph 4D by written notice to Seller. In the event of such waiver, such condition shall be deemed satisfied.

            E. PERFORMANCE BY BUYER. The performance and observance, in all material respects, by Buyer of all covenants and agreements of this Agreement to be performed or observed by Buyer prior to or on the Closing Date shall be a condition precedent to Seller's obligation to sell the Property. In addition, in the event that the "Buyer Closing Certificate" (as hereinafter defined) shall disclose any material adverse changes in the representations and warranties of Buyer contained in paragraph 7B below which are not otherwise permitted or contemplated by the terms of this Agreement, then Seller shall have the right to terminate this Agreement and, upon the exercise of such right, a return of the Escrow Deposit. Seller shall have the option to waive the condition precedent set forth in this paragraph 4D by written notice to Buyer. In the event of such waiver, such condition shall be deemed satisfied.

      5. CLOSING PROCEDURE TRANSACTIONS. The sale and purchase herein provided shall be consummated at a closing conference ("CLOSING CONFERENCE"), which shall be held on the Closing Date at the offices of Seller's counsel, Pircher, Nichols & Meeks at 1999 Avenue of the Stars, Suite 2600, Los Angeles, California 90067. As used herein, "CLOSING DATE" means September 16, 1996, or such earlier date as may be agreed upon by Buyer and Seller; provided, however, if any of the conditions to closing set forth in this Agreement are not satisfied on or before the Closing Date or if Buyer shall claim that Seller is in default or has otherwise breached its obligations under this Agreement, Seller shall have the right, at its sole option, to extend the Closing Date for up to fifteen (15) days in order to attempt to satisfy such conditions or cure such defaults or breaches, provided such extension does not interfere with compliance with any application period required under the Bond Documents. Notwithstanding anything herein to the contrary, the Closing Date shall be delayed as reasonably necessary for the purpose of complying with any application period required under the Bond Documents relative to the substitution of the letter of credit; provided, however, that in no event shall the Closing Date be later than October 1, 1996. Seller shall be required to pay any extension fees required with respect to extending the date for substitution of the letter of credit beyond the date presently provided in the Bond Documents (i.e., 45 days prior to October 2, 1996).

            A. ESCROW. Prior to the Closing Date, the parties shall deliver to Title Company, at its office in Stockton, California, the following: (1) by Seller, a duly executed and acknowledged original grant deed ("DEED") in favor of Buyer, in the form of Exhibit "D" attached hereto and made a part hereof, and (2) by Buyer, the Closing Payment in immediately available federal funds. Such deliveries shall be made pursuant to escrow instructions ("ESCROW INSTRUCTIONS") to be executed among Buyer, Seller and Title Company in form reasonably acceptable to such parties in order to effectuate the intent hereof. The conditions to the closing of such escrow shall include the Title Company's receipt of the Deed, the Closing Payment and an authorization notice from each of Buyer and Seller (and each of Buyer and Seller shall be obligated to deliver such authorization notice at the Closing Conference as soon as it is reasonably satisfied that the other party is in a position to deliver the items to be delivered by such other party under subparagraph B below).

            B. DELIVERY TO PARTIES. Upon the satisfaction of the conditions set forth in the Escrow Instructions, then (1) the Deed shall be delivered to Buyer by Title Company's depositing the same for recordation,
(2) the Closing Payment (and the Deposit) shall be delivered to Seller and
(3) at the Closing Conference, the following items shall be delivered:

                 (1) SELLER DELIVERIES. Seller shall deliver to Buyer the following:

                       (a) A duly executed and acknowledged bill of sale, assignment and assumption agreement ("ASSIGNMENT AND ASSUMPTION AGREEMENT") in the form of Exhibit "E" attached hereto and made a part hereof;

                       (b) Duly executed and acknowledged certificates regarding the "non-foreign" status of Seller satisfying both federal and state law requirements;

                       (c) Appropriate documentation to evidence the assignment and assumption of the Bond Documents as may be reasonably required in order to effectuate the release, assignment and assumption transactions respecting the Bond Documents as contemplated in this Agreement;

                       (d) A certificate of Seller ("SELLER CLOSING CERTIFICATE") updating the representations and warranties contained in paragraph 7A hereto to the Closing Date and noting any changes thereto;

                       (e) Evidence reasonably satisfactory to Buyer and Escrow Holder respecting the due organization of Seller and the due authorization and execution of this Agreement and the documents required to be delivered hereunder;

                       (f) To the extent in Seller's possession and control, all of the original tenant leases respecting the Property and written Service Agreements, books and records directly relating to, and necessary for the operation of the Property, licenses and permits affecting the Property, and all keys for the Property, with identification of the lock to which each such key relates (provided, however, that the items specified in this subsection (d) shall remain at and be turned over to Buyer on the Closing Date at the Property); and

                       (g)   Such additional documents as may be
reasonably required by Buyer and Title Company in order to consummate the transactions hereunder (provided the same do not materially increase the costs to, or liability or obligations of, Seller in a manner not otherwise provided for herein).

                 (2) BUYER DELIVERIES. Buyer shall deliver to Seller the following:

                       (a) A duly executed and acknowledged Assignment and Assumption Agreement;

                       (b) Appropriate documentation to evidence the assignment and assumption of the Bond Documents as may be reasonably required in order to effectuate the release, assignment and assumption transactions respecting the Bond Documents as contemplated in this Agreement;

                       (c)   A certificate of Buyer ("BUYER CLOSING
CERTIFICATE") updating the representations and warranties contained in paragraph 7B hereto to the Closing Date and noting any changes thereto;

                       (d) Evidence reasonably satisfactory to Seller and Escrow Holder respecting the due organization of Buyer and the due authorization and execution of this Agreement and the documents required to be delivered hereunder; and

                       (e)   Such additional documents as may be
reasonably required by Seller and Title Company in or to consummate the transactions hereunder (provided the same do not materially increase the costs to, or liability or obligations of, Buyer in a manner not otherwise provided for herein).

            C. CLOSING COSTS. Seller shall pay (i) one-half of the escrow fees of Escrow Holder, (ii) the title insurance premium (at a rate not in excess of standard issue rates) attributable to standard CLTA coverage respecting the Owner's Policy, (iii) all documentary or transfer taxes attributable to the Deed; and (iv) the costs of certifying the Survey to Buyer as set forth in this Agreement. Buyer shall pay (i) one-half of the escrow fees of Escrow Holder, (ii) the title insurance premium attributable to the Owner's Policy in excess of standard CLTA coverage, as well as any costs attributable to ALTA or for so-called "extended coverage" or any endorsements to the Owner's Policy, to the extent any of the foregoing is requested by Buyer, (iii) all costs and expenses related to Buyer's due diligence examinations, reviews and inspections, and (iv) all recording charges attributable to the recordation of any documents contemplated in this Agreement. Seller and Buyer shall each pay its respective shares of prorations as hereinafter provided.

            D.   PRORATIONS.

                 (1) ITEMS TO BE PRORATED. The following shall be prorated between Seller and Buyer as of the Closing Date:

                       (a) All real estate taxes and assessments on the Property for the current year. If tax refunds become available for periods prior to the Closing Date, such amounts shall be promptly paid to Seller. Except as set forth below, if any supplemental taxes are imposed against the Property after the Closing Date which relate to any period in which Seller was the owner of the Property, Seller shall, promptly upon receipt of written demand from Buyer thereof, pay the same (or Seller's prorated portion thereof if any part of such supplemental taxes relate to the period after the Closing Date). Notwithstanding anything to the contrary in this Agreement, in no event shall Seller be charged with or be responsible for any increase in the taxes on the Property resulting from the sale of the Property or from any improvements made or leases entered into on or after the Closing Date. In the event that any assessments on the Property are payable in installments, then the installment for the current period shall be prorated (with Buyer assuming the obligation to pay any installments due after the Closing Date).

                       (b) All fixed and additional rentals under the leases, other regular monthly revenue generated by the Property, refundable security deposits and other tenant charges. Seller shall deliver or provide a credit in an amount equal to all prepaid rentals for periods after the Closing Date and all refundable security deposits set forth in the attached Rent Roll to Buyer on the Closing Date. No security deposits shall be applied to rents or forfeited to Seller after the date of the Agreement; provided, however, that notwithstanding the foregoing, Seller shall be permitted to apply security deposits to forfeited rents from tenants who have vacated their premises. Rents which are delinquent as of the Closing Date shall not be prorated on the Closing Date. Seller shall provide a list of all such delinquencies to Buyer as of the Closing Date. Buyer shall include such delinquencies in its normal billing and shall diligently pursue the collection thereof in good faith after the Closing Date (but Buyer shall not be required to litigate or declare a default in any Lease). To the extent Buyer receives rents on or after the Closing Date, such payments shall be applied first toward then current rent owed to Buyer in connection with the applicable lease for which such payments are received, and any excess monies received shall be applied toward the payment of any delinquent rents, with Seller's share thereof being promptly delivered to Seller. Buyer may not waive any delinquent rents nor modify a Lease so as to reduce or otherwise affect amounts owed thereunder for any period in which Seller is entitled to receive a share of charges or amounts without first obtaining Seller's written consent. Seller hereby reserves the right to pursue any remedy (other than an unlawful detainer proceeding after the Closing Date) against any tenant owing delinquent rents and any other amounts to Seller. Buyer shall reasonably cooperate with Seller in any collection efforts hereunder (but shall not be require to litigate or declare a default in any Lease and Buyer shall not be required to incur any out-of-pocket costs in connection therewith). With respect to delinquent rents and any other amounts or other rights of any kind respecting tenants who are no longer tenants of the Property as of the Closing Date, Seller shall retain all rights relating thereto.

                       (c) Interest and any other payments, fees and charges owed under the Bond Documents, including, but not limited to, any amounts owed to the City of Stockton, the Indenture Trustee, the remarketing agent, loan administrator or any other party thereunder.

                       (d) All operating expenses (including expenses under the "Service Agreements", as hereinafter defined).

                 (2) CALCULATION. The prorations and payments shall be made on the basis of a written statement prepared by Seller prior to the Close of Escrow and approved by Buyer and Seller. In the event any prorations or apportionments made under this subparagraph D shall prove to be incorrect for any reason, then any party shall be entitled to an adjustment to correct the same. Any item which cannot be finally prorated because of the unavailability of information shall be tentatively prorated on the basis of the best data then available and reprorated when the information is available.

      6. CONDEMNATION OR DESTRUCTION OF PROPERTY. In the event that, after the date hereof but prior to the Closing Date, either any portion of the Property is taken pursuant to eminent domain proceedings or any of the improvements on the Property are damaged or destroyed by any casualty, Seller shall have no obligation to repair or replace any such damage or destruction. Seller shall, upon consummation of the transaction herein provided, assign to Buyer all claims of Seller respecting any condemnation or casualty insurance coverage, as applicable, and all condemnation proceeds or proceeds from any such casualty insurance received by Seller on account of any casualty (the damage from which shall not have been repaired by Seller prior to the Closing Date), as applicable. In the event the condemnation award or the cost of repair of damage to the Property on account of a casualty, as applicable, shall exceed $250,000, Buyer may, at its option, terminate this Agreement by notice to Seller, given on or before the Closing Date. In the event the condemnation award or the cost of repair of damage to the Property on account of a casualty, as applicable, is less than $250,000, and the available insurance (less any deductible or coinsurance payment, which Seller shall pay or credit against the Purchase Price if Buyer does not elect to terminate this Agreement; provided, however, that Seller's obligation to pay or credit the deductible or co-insurance payment as aforesaid shall in no event exceed $100,000) or condemnation proceeds, are less than that amount, and Seller does not elect to credit Buyer with an amount equal to the differential, Seller having the right, but not the obligation to do so, Buyer may, at its option, terminate this Agreement by notice to Seller, given on or before the Closing Date and receive a refund of the Escrow Deposit.

      7.    REPRESENTATIONS, WARRANTIES AND COVENANTS.

            A.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER.

                 (1) GENERAL DISCLAIMER. Except as specifically set forth in paragraph 7A(2) below, the sale of the Property hereunder is and will be made on an "as is" basis, without representations and warranties of any kind or nature, express, implied or otherwise, including, but not limited to, any representation or warranty concerning title to the Property, the physical condition of the Property (including, but not limited to, the condition of the soil or the Improvements), the environmental condition of the Property (including, but not limited to, the presence or absence of hazardous substances on or respecting the Property), the compliance of the Property with applicable laws and regulations (including, but not limited to, zoning and building codes or the status of development or use rights respecting the Property), the financial condition of the Property or any other representation or warranty respecting an income, expenses, charges, liens or encumbrances, rights or claims on, affecting or pertaining to the Property or any part thereof. Buyer acknowledges that Buyer has examined, reviewed and inspected all matters which in Buyer's judgment bear upon the Property and its value and suitability for Buyer's purposes. Except as to matters specifically set forth in paragraph 7A(2) below, Buyer will acquire the Property solely on the basis of its own physical and financial examinations, reviews and inspections and the title insurance protection afforded by the Owner's Policy.

                 (2) REPRESENTATIONS AND WARRANTIES OF SELLER. Subject to the provisions of paragraph 7A(1) above, Seller hereby represents and warrants that, on the date hereof, except as set forth in Exhibit "F" attached hereto and made a part hereof, Seller has no present actual knowledge that any of the following statements is untrue (and, for this purpose, Seller's knowledge shall mean the knowledge of Douglas Welker, after having made a reasonable due inquiry of the on-site property manager for Heitman Properties, Ltd. ("HEITMAN"), Seller's third party management company, with respect to the representations and warranties contained herein).

                       (a) RENT ROLL. Attached as Exhibit "G" and made a part hereof is a true, complete and accurate list, as of the date thereof, of all tenant leases respecting the Property, including the rent and other sums payable thereunder, the security deposit held with respect thereto, and the term thereof (including any options to renew). Seller has not received any written notice of a material default under any of such tenant leases that remains uncured. There are no other leases, subleases or other agreements, written or oral, concerning the occupancy of the Property now in effect.

                       (b) LITIGATION. There is no pending, and Seller has received no written notice of any threatened, action, litigation, arbitration, administrative action or proceeding, condemnation or other proceeding against the Property or against Seller with respect to the Property.

                       (c) COMPLIANCE. Seller has received no written notice from any governmental authority having jurisdiction over the Property to the effect that the Property is not in compliance with applicable laws, ordinances and rules and regulations.

                       (d) SERVICE AGREEMENTS. Seller has not entered into any service agreements or contracts ("SERVICE AGREEMENTS") or other agreements (other than as set forth in this Agreement) relating to the Property which will be in force on the Closing Date, except as described in Exhibit "H" attached hereto, and Seller has not received any written notice of any material default thereunder that remains uncured.

                       (e)   DUE AUTHORITY.  This Agreement and all
agreements, instruments and documents herein provided to be executed or to be caused to be executed by Seller are and on the Closing Date will be duly authorized, executed and delivered by and are binding upon Seller. Seller is a limited partnership, duly organized and validly existing under the laws of the State of Illinois, and is duly authorized and qualified to do all things required of it under this Agreement. Seller has the capacity and authority to enter into this Agreement and consummate the transactions herein provided.

                       (f) NO OTHER AGREEMENTS. Seller has not entered into any contracts for sale, exchange or other disposition of the Property or any portion thereof, nor do there exist any rights of first refusal, options or other rights of any other party to purchase all or any portion of the Property (except as reflected in the Tenant Leases and in the documents reflected as exceptions in the Preliminary Title Report).

                       (g) TRUE AND COMPLETE COPIES. The Tenant Leases and Service Agreements delivered to or otherwise made available to Buyer are true and correct copies of the same and include all modifications and amendments thereto. All operating statements delivered to or otherwise made available to Buyer for the years of 1994 and 1995, and for the year to date through June, 1996, were prepared in the usual course of Seller's business.

                       (h) BOND DOCUMENTS. Seller is not in monetary default or material non-monetary default under the Bond Documents.

                       (i) NO ASSESSMENTS OR LIENS. Seller has received no written notice of any pending or proposed assessments, liens or charges against the Property relating in any way to the levee situated thereon (except for ordinary real property taxes).

            B. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer hereby represents and warrants to Seller that: this Agreement and all agreements, instruments and documents herein provided to be executed or to be caused to be executed by Buyer are and on the Closing Date will be duly authorized, executed and delivered by and are binding upon Buyer; Buyer is a limited liability company, duly organized and validly existing [and in good standing] under the laws of the State of Delaware, and is duly authorized and qualified to do all things required of it under this Agreement; and Buyer has the capacity and authority to enter into this Agreement and consummate the transactions herein provided.

            C. SURVIVAL. Any cause of action of a party for a breach of the foregoing representations and warranties shall survive until the date which is one (1) year after the date of the Closing Date, at which time such representations and warranties (and any cause of action resulting from a breach thereof not then in litigation) shall terminate. Notwithstanding the foregoing, if Buyer shall have actual knowledge as of the Closing Date that any of the representations or warranties of Seller contained herein are false or inaccurate or that Seller is in breach or default of any of its obligations under this Agreement and Buyer shall not have given notice to Seller of the foregoing, and Buyer nonetheless closes the transactions hereunder and acquires the Property, then Seller shall have no liability or obligation respecting such false or inaccurate representations or warranties or other breach or default (and any cause of action resulting therefrom shall terminate upon such closing hereunder).

            D. INTERIM COVENANTS OF SELLER. Until the Closing Date or the sooner termination of this Agreement:

                 (1) Seller shall maintain and operate the Property in the same manner as prior hereto pursuant to its normal course of business (such maintenance obligations not including extraordinary capital expenditures or expenditures not incurred in such normal course of business), subject to reasonable wear and tear and further subject to destruction by casualty or other events beyond the control of Seller.

                 (2) Seller shall not enter into any additional Service Agreements or other similar agreements without the prior consent of Buyer, except those deemed reasonably necessary by Seller which are cancelable on 30 days' notice.

                 (3) Seller shall have the right to continue to offer the Property for lease in the same manner as prior hereto pursuant to its normal course of business and shall keep Buyer reasonably informed as to the status of leasing prior to the Closing Date. Except for those leases or modifications providing for terms of one year or less and rent at Seller's current proforma rent level, Seller shall not enter into any new leases or material modifications of existing leases without the consent of Buyer (which consent will not be unreasonably withheld or materially delayed).

                 (4) Seller will not modify or amend any of the Bond Documents without the prior written consent of Buyer.

                 (5) Except as set forth in paragraph 7D(3) above or as required by law, Seller will not, without the prior written consent of Buyer, convey all or any portion of the Property, nor subject the Property to any additional liens, encumbrances, covenants, conditions, easements, rights of way or similar matters.

                 (6) Except as required by law, Seller will not make any material alterations to the Property, or remove any of the personal property therefrom (unless the personal property so removed is simultaneously replaced with personal property of similar quality and utility).

      8.    INDEMNIFICATION.

            A. BY BUYER. Buyer shall hold harmless, indemnify and defend Seller from and against: (1) any and all third party claims for personal injury or property damage caused by Buyer's torts related to the Property and occurring on or after the Closing Date, (2) any and all loss, damage or third party claims in any way arising from Buyer's inspections or examinations of the Property prior to the Closing Date; and (3) all costs and expenses, including reasonable attorney's fees, incurred by Seller as a result of the foregoing.

            B. BY SELLER. Seller shall hold harmless, indemnify and defend Buyer from and against: (1) any and all third party claims for personal injury or property damage caused by Seller's torts related to the Property and occurring prior to the Closing Date; and (2) all costs and expenses, including reasonable attorney's fees, incurred by the Buyer as a result of such claims. The foregoing indemnity shall not cover any matters relating to title or marketability of the Property (Buyer relying on the coverage provided by the Owner's Policy as to such matters).

            C. GENERALLY. Each indemnification under this Agreement shall be subject to the following provisions: The indemnitee shall notify indemnitor of any such claim against indemnitee within 30 days after it has notice of such claim, but failure to notify indemnitor shall in no case prejudice the rights of indemnitee under this Agreement unless indemnitor shall be prejudiced by such failure and then only to the extent of such prejudice. Should indemnitor fail to discharge or undertake to defend indemnitee against such liability within 10 days after the indemnitee gives the indemnitor written notice of the same, then indemnitee may settle such liability, and indemnitor's liability to indemnitee shall be conclusively established by such settlement, the amount of such liability to include both the settlement consideration and the reasonable costs and expenses, including attorneys' fees, incurred by indemnitee in effecting such settlement.

      9. TERMINATION; DISPOSITION OF DEPOSIT. IF THE TRANSACTION HEREIN PROVIDED SHALL NOT BE CLOSED BY REASON OF THE FAILURE OF SATISFACTION OF ANY OF THE CONDITIONS DESCRIBED IN PARAGRAPH 4 HEREOF OR THE TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH PARAGRAPH 6 HEREOF, THEN THE ESCROW DEPOSIT SHALL BE RETURNED TO BUYER, AND NEITHER PARTY SHALL HAVE ANY FURTHER OBLIGATION OR LIABILITY TO THE OTHER; PROVIDED, HOWEVER, THAT IN
ADDITION:

      (X) IF THE TRANSACTIONS HEREUNDER SHALL FAIL TO CLOSE SOLELY BECAUSE SELLER IS IN MATERIAL DEFAULT UNDER THIS AGREEMENT, (WHICH DEFAULT IS NOT CURED WITHIN TEN (10) BUSINESS DAYS OF SELLER'S RECEIPT OF WRITTEN NOTICE THEREOF FROM BUYER), AND BUYER SHALL HAVE FULLY PERFORMED ITS OBLIGATIONS HEREUNDER AND SHALL BE READY, WILLING AND ABLE TO CLOSE THE TRANSACTIONS CONTEMPLATED HEREIN, BUYER MAY TERMINATE THIS AGREEMENT AND UPON SUCH TERMINATION, SELLER SHALL PAY TO BUYER AN AMOUNT NOT TO EXCEED $50,000 IN THE AGGREGATE TO REIMBURSE BUYER FOR THE ACTUAL OUT-OF-POCKET EXPENSES PAID BY BUYER TO UNAFFILIATED THIRD PARTIES SOLELY IN CONNECTION WITH THE TRANSACTIONS PROVIDED FOR IN THIS AGREEMENT; OR

      (Y) IF THE TRANSACTIONS HEREUNDER SHALL FAIL TO CLOSE SOLELY BECAUSE SELLER SHALL WILFULLY DEFAULT ANY OF ITS MATERIAL OBLIGATIONS WITH THE INTENT TO DEPRIVE BUYER OF ITS RIGHT TO PURCHASE THE PROPERTY IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT (WHICH DEFAULT IS NOT CURED WITHIN TEN (10) BUSINESS DAYS OF SELLER'S RECEIPT OF WRITTEN NOTICE THEREOF FROM BUYER), AND BUYER SHALL BE READY, WILLING AND ABLE TO PERFORM ITS OBLIGATIONS HEREUNDER, THEN BUYER SHALL BE PERMITTED TO INITIATE AN ACTION AGAINST SELLER TO RECOVER ITS ACTUAL DAMAGES NOT TO EXCEED $150,000; OR

      (Z)   BUYER SHALL ALSO BE ENTITLED TO SPECIFICALLY ENFORCE THIS
AGREEMENT.

      THE AMOUNTS SPECIFIED IN CLAUSES (X) AND (Y) ABOVE SHALL ONLY BE PAYABLE AS A RESULT OF THE SPECIFIC DEFAULTS PROVIDED FOR IN SUCH CLAUSES AND NOT BY REASON OF ANY OTHER DEFAULT OR BREACH HEREUNDER BY SELLER.

      IN ADDITION, NO OTHER ACTION, FOR DAMAGES OR OTHERWISE (EXCEPT AS MAY BE NECESSARY TO OBTAIN A RETURN OF THE ESCROW DEPOSIT OR TO OBTAIN THE REIMBURSEMENT AMOUNTS AS SET FORTH IN CLAUSE (X) ABOVE, SELLER'S ACTUAL DAMAGES FOR SELLER'S FAILURE TO DELIVER THE DEED TO TITLE COMPANY AS SET FORTH IN CLAUSE (Y) ABOVE, OR TO SPECIFICALLY ENFORCE THIS AGREEMENT AS SET FORTH IN CLAUSE (Z) ABOVE) SHALL BE PERMITTED IN CONNECTION WITH THIS AGREEMENT. IN THE EVENT THE TRANSACTION HEREIN PROVIDED SHALL NOT CLOSE AS A RESULT OF THE DEFAULT OF BUYER, AND SELLER SHALL HAVE FULLY PERFORMED ITS OBLIGATIONS HEREUNDER AND SHALL BE READY, WILLING AND ABLE TO CLOSE THE TRANSACTIONS CONTEMPLATED HEREIN, THEN THE ESCROW DEPOSIT SHALL BE DELIVERED TO SELLER AS FULL COMPENSATION AND LIQUIDATED DAMAGES UNDER AND IN CONNECTION WITH THIS AGREEMENT. IN THE EVENT THE TRANSACTION HEREIN PROVIDED SHALL CLOSE, THE ESCROW DEPOSIT SHALL BE APPLIED AS A PARTIAL PAYMENT OF THE PURCHASE PRICE. IN CONNECTION WITH THE FOREGOING LIQUIDATED DAMAGES PROVISION, THE PARTIES RECOGNIZE THAT SELLER WILL INCUR EXPENSE IN CONNECTION WITH THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT AND THAT THE PROPERTY WILL BE REMOVED FROM THE MARKET; FURTHER, THAT IT IS EXTREMELY DIFFICULT AND IMPRACTICABLE TO ASCERTAIN THE EXTENT OF DETRIMENT TO SELLER CAUSED BY THE BREACH BY BUYER UNDER THIS AGREEMENT AND THE FAILURE OF THE CONSUMMATION OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT OR THE AMOUNT OF COMPENSATION SELLER SHOULD RECEIVE AS A RESULT OF BUYER'S BREACH OR DEFAULT. IN THE EVENT THE SALE OF THE PROPERTY SHALL NOT BE CONSUMMATED ON ACCOUNT OF BUYER'S DEFAULT, THEN THE RETENTION OF THE ESCROW DEPOSIT SHALL BE SELLER'S SOLE AND EXCLUSIVE REMEDY UNDER THIS AGREEMENT BY REASON OF SUCH DEFAULT, SUBJECT TO THE PROVISIONS OF PARAGRAPH 10I HEREOF.

      --------------------              --------------------
      SELLER'S INITIALS                 BUYER'S INITIALS


    10.     MISCELLANEOUS.

            A.   BROKERS.

                 (1) Except as provided in subparagraph (2) below, Seller represents and warrants to Buyer, and Buyer represents and warrants to Seller, that no broker or finder has been engaged by it, respectively, in connection with any of the transactions contemplated by this Agreement or to its knowledge is in any way connected with any of such transactions. In the event of a claim for broker's or finder's fee or commissions in connection herewith, then Seller shall indemnify and defend Buyer from the same if it shall be based upon any statement or agreement alleged to have been made by Seller, and Buyer shall indemnify and defend Seller from the same if it shall be based upon any statement or agreement alleged to have been made by Buyer. The indemnification obligations under this paragraph 10 A(1) shall survive the closing of the transactions hereunder or the earlier termination of this Agreement.

                 (2) If and only if the sale contemplated herein closes, Seller agrees to pay a brokerage commission to Richard Ellis, LLC
("BROKER") pursuant to a separate written agreement.

            B.   LIMITATION OF LIABILITY.

                 (1) Notwithstanding anything to the contrary contained herein, the aggregate liability of Seller arising pursuant to or in connection with the representations, warranties, indemnifications, covenants or other obligations (whether express or implied) of Seller under this Agreement (or any document executed or delivered in connection herewith) shall not exceed $375,000.

                 (2) In no event shall Seller have any liability arising pursuant to or in connection with the representations, warranties, indemnifications, covenants or other obligations (whether express or implied) under this Agreement (or any document executed or delivered in connection herewith) unless and until such liabilities exceed $25,000 in the aggregate; provided, however, that once such liabilities exceed $25,000 in the aggregate, Seller's liability hereunder shall be from the first dollar; and provided further, however, nothing contained in the foregoing shall limit Seller's liability for any proration amounts due under this Agreement.

                 (3) No constituent partner in or agent of Seller, nor any advisor, trustee, director, officer, employee, beneficiary, shareholder, participant, representative or agent of any corporation or trust that is or becomes a constituent partner in Seller (including, but not limited to, Carlyle Real Estate Limited Partnership-XIV, JMB Realty Corporation, and the individuals specified in paragraph 7A(2) above) shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or pursuant to the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Buyer and its successors and assigns and, without limitation, all other persons and entities, shall look solely to Seller's assets for the payment of any claim or for any performance, and Buyer, on behalf of itself and its successors and assigns, hereby waives any and all such personal liability. Notwithstanding anything to the contrary contained in this Agreement, neither the negative capital account of any constituent partner in Seller (or in any other constituent partner of Seller), nor any obligation of any constituent partner in Seller (or in any other constituent partner of Seller) to restore a negative capital account or to contribute capital to Seller (or to any other constituent partner of Seller), shall at any time be deemed to be the property or an asset of Seller or any such other constituent partner (and neither Buyer nor any of its successors or assigns shall have any right to collect, enforce or proceed against or with respect to any such negative capital account of partner's obligation to restore or contribute).

                 (4) Notwithstanding the provisions set forth in paragraph 10B hereof, if Seller shall fail to maintain at least $375,000 in cash or liquid assets in its partnership account for purposes of satisfying its obligations under this Agreement until the later of (i) the first (1st) anniversary of the Closing Date, and (ii) the date of final resolution of any claim made by Buyer prior to such one (1) year anniversary (and as to which litigation with respect thereto is commenced prior to such one (1) year anniversary), then, subject to the other limitations set forth in this Agreement, Carlyle Real Estate Limited Partnership-XIV shall be responsible for any liability of Seller hereunder up to an amount equal to the amount by which $375,000 exceeds the amounts so retained by Seller as reserves as aforesaid.

            C. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements between the parties hereto respecting such matters. This Agreement may not be modified or amended except by written agreement signed by both parties.

            D. TIME OF THE ESSENCE. Time is of the essence of this Agreement.

            E. INTERPRETATION. Paragraph headings shall not be used in construing this Agreement. Each party acknowledges that such party and its counsel, after negotiation and consultation, have reviewed and revised this Agreement. As such, the terms of this Agreement shall be fairly construed and the usual rule of construction, to the effect that any ambiguities herein should be resolved against the drafting party, shall not be employed in the interpretation of this Agreement or any amendments, modifications or exhibits hereto or thereto.

            F. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of California.

            G. SUCCESSORS AND ASSIGNS. Buyer may not assign or transfer its rights or obligations under this Agreement without the prior written consent of Seller (in which event such transferee shall assume in writing all of the transferor's obligations hereunder, but such transferor shall not be released from its obligations hereunder until the closing of the transactions under this Purchase Agreement); provided, however, Buyer may assign its interest in this Agreement to a limited partnership or a limited liability company in which Buyer or the principal of Buyer is the managing general partner or the manager, as the case may be. No consent given by Seller to any transfer or assignment of Buyer's rights or obligations hereunder shall be construed as a consent to any other transfer or assignment of Buyer's rights or obligations hereunder. No transfer or assignment in violation of the provisions hereof shall be valid or enforceable. Subject to the foregoing, this Agreement and the terms and provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties.

            H. NOTICES. Any notice which a party is required or may desire to give the other shall be in writing and shall be sent by personal delivery or by mail (either [i] by United States registered or certified mail, return receipt requested, postage prepaid, or [ii] by Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery), addressed as follows (subject to the right of a party to designate a different address for itself by notice similarly given):

      To Buyer:

      c/o Elkor Realty
      414 North Orleans, Ste. 608
      Chicago, Illinois  60601
      Attention:  Jeffrey Elowe

      WITH COPY TO:

      Richman, Lawrence, Mann, Greene & Chizever
      9601 Wilshire Boulevard, Penthouse
      Beverly Hills, California 90210-5270
      Attention:  Bruce Greene, Esq.

      TO SELLER:

      c/o JMB Realty Corporation
      900 North Michigan Avenue
      19th Floor
      Chicago, Illinois 60611
      Attention:  Mr. Douglas Welker

      WITH COPIES TO:

      Pircher, Nichols & Meeks
      1999 Avenue of the Stars
      Suite 2600
      Los Angeles, California 90067
      Attention:  Real Estate Notices (GML)

      AND TO:

      Richard Ellis, LLC
      Three First National Plaza
      Suite 1750
      Chicago, Illinois 60602
      Attention:  Mr. Jeffrey Bramson

Any notice so given by mail shall be deemed to have been given as of the date of delivery (whether accepted or refused) established by U.S. Post Office return receipt or the overnight carrier's proof of delivery, as the case may be. Any such notice not so given shall be deemed given upon receipt of the same by the party to whom the same is to be given.

            I. LEGAL COSTS. The parties hereto agree that they shall pay directly any and all legal costs which they have incurred on their own behalf in the preparation of this Agreement, all deeds and other agreements pertaining to this transaction and that such legal costs shall not be part of the closing costs. In addition, if either Buyer or Seller brings any suit or other proceeding with respect to the subject matter or the enforcement of this Agreement, the prevailing party (as determined by the court, agency or other authority before which such suit or proceeding is commenced), in addition to such other relief as may be awarded, shall be entitled to recover reasonable attorneys' fees, expenses and costs of investigation actually incurred. The foregoing includes, but is not limited to, attorneys' fees, expenses and costs of investigation (including, without limitation, those incurred in appellate proceedings), costs incurred in establishing the right to indemnification, or in any action or participation in, or in connection with, any case or proceeding under Chapter 7, 11 or 13 of the Bankruptcy Code (11 United States Code Sections 101 et seq.), or any successor statutes.

            J. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                             MARINERS POINTE ASSOCIATES, LTD.,
                             an Illinois limited partnership

                             By:   CARLYLE REAL ESTATE LIMITED
PARTNERSHIP-XIV,
                                   an Illinois limited partnership,
                                   General Partner

                                   By:  JMB REALTY CORPORATION,
                                        a Delaware corporation,
                                        General Partner

                                        By:   ________________________
                                              Name:  _________________
                                              Title:  ________________
                                                          "Seller"


                             MARINERS POINTE L.L.C.,
                             a Delaware limited liability company

                             By:   ______________________________
                                   Name:  _______________________
                                   Title:  ______________________

                                                          "Buyer"






                     ESCROW HOLDER'S ACKNOWLEDGEMENT


      The undersigned hereby executes this Agreement to evidence its agreement to act as Escrow Holder in accordance with the terms of this Agreement.


Date: ________________ STEWART TITLE GUARANTY COMPANY,
                             a ______________________________________


                             By:   ___________________________________
                                   Name: _____________________________
                                   Title: ____________________________
                                              "Escrow Holder"








                              EXHIBIT LIST



            "A"  -     Property Description

            "B"  -     Personal Property List

            "C"  -     Description of Bond Documents

            "D"  -     Deed

            "E"  -     Assignment and Assumption Agreement

            "F"  -     Exceptions to Seller's Representations and
Warranties

            "G"  -     Rent Roll

            "H"  -     Service Agreements






                               EXHIBIT "F"

          EXCEPTIONS TO SELLER'S REPRESENTATIONS AND WARRANTIES



                                  None.







                  FIRST AMENDMENT TO PURCHASE AGREEMENT

                      AND JOINT ESCROW INSTRUCTIONS



      THIS FIRST AMENDMENT TO PURCHASE AGREEMENT AND JOINT ESCROW
INSTRUCTIONS is made and entered into as of the 30th day of September, 1996, by and between MARINERS POINTE ASSOCIATES, LTD., an Illinois limited partnership ("SELLER"), and MARINERS POINTE L.L.C., a Delaware limited liability company ("BUYER").


                                RECITALS
                                --------

      96    Seller and Buyer entered into that certain Purchase Agreement and Joint Escrow Instructions dated effective as of August 29, 1996, as amended by that certain letter from Buyer to Seller dated August 29, 1996 (as amended, the "PURCHASE AGREEMENT") respecting certain premises commonly known as "Mariners Pointe Apartments" in Stockton, California.

      B. Seller and Buyer desire to amend the Purchase Agreement on the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the mutual undertakings of the parties hereto, it is hereby agreed as follows:

      1. DEFINITIONS. Except as otherwise specifically set forth herein, any capitalized terms used in a defined manner herein shall have the meaning set forth for such term in the Purchase Agreement.

      2. EXTENSION OF CLOSING DATE. Notwithstanding anything contained in the Purchase Agreement to the contrary, the Closing Date is hereby extended to October 15, 1996.

      3. NO OTHER MODIFICATION. Seller and Buyer acknowledge that, except as specifically set forth herein, the Purchase Agreement is unmodified and remains in full force and effect.

      4. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                       MARINERS POINTE ASSOCIATES, LTD.,
                       an Illinois limited partnership

                       By: CARLYLE REAL ESTATE LIMITED PARTNERSHIP-XIV, an Illinois limited partnership,
                             General Partner

                             By:   JMB REALTY CORPORATION,
                                   a Delaware corporation,
                                   General Partner

                                   By:  ________________________
                                        Name:  _________________
                                        Title:  ________________

                                                    "Seller"


                       MARINERS POINTE L.L.C.,
                       a Delaware limited liability company

                       By:   ______________________________
                             Name:  _______________________
                             Title:  ______________________

                                                    "Buyer"







                 BILL OF SALE, ASSIGNMENT AND ASSUMPTION

           (Mariners Pointe Apartments; Stockton, California)


      FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, the undersigned, MARINERS POINTE ASSOCIATES, LTD., an Illinois limited partnership ("SELLER"), hereby sells, transfers, assigns and conveys to MARINERS POINTE L.L.C., a Delaware limited liability company ("BUYER"), the following:

      1. PERSONAL PROPERTY. All right, title and interest of Seller in and to those items of tangible personal property described in Exhibit "A" attached hereto and made a part hereof ("PERSONAL PROPERTY"), located upon, and used in the operation of, that certain apartment complex commonly known as "Mariners Pointe Apartments", located in the City of Stockton, County of San Joaquin, State of California (the "PROPERTY").

      2. LEASES. All right, title and interest of Seller in and to all leases ("LEASES") relating to the Property and described in Exhibit "B" attached.

      3. SERVICE AGREEMENTS. All right, title and interest of Seller in and to all service agreements ("SERVICE AGREEMENTS") relating to the Property, or any part of the same and described in Exhibit "C" attached hereto.

      4. INTANGIBLE PROPERTY. All right, title and interest of Seller, to the extent assignable, in and to the name "Mariners Pointe Apartments", and all contract rights, agreements, tenant lists, governmental permits, licenses and approvals, advertising material and telephone exchange numbers (collectively, the "INTANGIBLE PROPERTY") directly relating to the Property.

      This Bill of Sale, Assignment and Assumption is given pursuant to that certain agreement dated as of August 29, 1996, between Seller and Buyer, providing for, among other things, the assignment of the Personal Property, Tenant Leases, Service Agreements and Intangible Property (which agreement, together with any and all amendments thereto, is herein called the "AGREEMENT"). The covenants, agreements, and limitations (including, but not limited to, the limitations of liability provided in paragraph 10B of the Agreement) provided in the Agreement with respect to the property conveyed hereunder are hereby incorporated herein by this reference as if herein set out in full and shall inure to the benefit of and shall be binding upon Seller and Buyer, and their respective successors and assigns.

Said property is conveyed "as is" without warranty or representation, except as expressly provided in (and subject to the limitations of) the Agreement.

                             DATED:  As of October ___, 1996.

                             SELLER:

                             MARINERS POINTE ASSOCIATES, LTD.,
                             an Illinois limited partnership

                             By:   CARLYLE REAL ESTATE LIMITED
                                   PARTNERSHIP-XIV,
                                   an Illinois limited partnership,
                                   General Partner

                                   By:  JMB REALTY CORPORATION,
                                        a Delaware corporation,
                                        General Partner

                                        By:   ____________________
                                        Name: ___________________
                                        Title: __________________








                           ASSUMPTION BY BUYER


            As of this ____ day of October, 1996, Buyer hereby accepts the foregoing assignment of Leases, Service Agreements and other contracts, agreements assigned hereby and agrees to assume and discharge, in accordance with the terms thereof, all of the burdens and obligations of Seller thereunder, to the extent the same arise from and after the date hereof.

                             BUYER:

                             MARINERS POINTE L.L.C.,
                             a Delaware limited liability company


                             By: ___________________________
                             Name: _________________________
                             Title: ________________________






                               EXHIBIT "A"

                        LIST OF PERSONAL PROPERTY







                               EXHIBIT "B"

                             LIST OF LEASES







                               EXHIBIT "C"

                       LIST OF SERVICE AGREEMENTS






                      SIGNATURE PAGE TO FORM 590RE


DATED:  October __, 1996

MARINERS POINTE ASSOCIATES, LTD.,
an Illinois limited partnership

By:   CARLYLE REAL ESTATE LIMITED
      PARTNERSHIP-XIV,
      an Illinois limited partnership,
      General Partner

      By:   JMB REALTY CORPORATION,
            a Delaware corporation,
            General Partner

            By:  ____________________
            Name: ___________________
            Title: __________________








                 SECOND AMENDMENT TO PURCHASE AGREEMENT

                      AND JOINT ESCROW INSTRUCTIONS



      THIS SECOND AMENDMENT TO PURCHASE AGREEMENT AND JOINT ESCROW INSTRUCTIONS is made and entered into as of the 9th day of October, 1996, by and between MARINERS POINTE ASSOCIATES, LTD., an Illinois limited partnership ("SELLER"), and MARINERS POINTE L.L.C., a Delaware limited liability company ("BUYER").


                                RECITALS
                                --------

      C. Seller and Buyer entered into that certain Purchase Agreement and Joint Escrow Instructions dated effective as of August 29, 1996, as amended by that certain letter from Buyer to Seller dated August 29, 1996, and as amended by that certain First Amendment to Purchase Agreement and Joint Escrow Instructions dated as of September 30, 1996 (as amended, the "PURCHASE AGREEMENT") respecting certain premises commonly known as "Mariners Pointe Apartments" in Stockton, California.

      D. Seller and Buyer desire to amend the Purchase Agreement on the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the mutual undertakings of the parties hereto, it is hereby agreed as follows:

      1. DEFINITIONS. Except as otherwise specifically set forth herein, any capitalized terms used in a defined manner herein shall have the meaning set forth for such term in the Purchase Agreement.

      2. SUBSTITUTION OF ESCROW HOLDER. Notwithstanding anything contained in the Purchase Agreement to the contrary, as used in the Purchase Agreement, any use of the term "Escrow Holder" shall mean Northwestern Title Company in Oakland, California, Attention: Wendy Gallagher.

      3. NO OTHER MODIFICATION. Seller and Buyer acknowledge that, except as specifically set forth herein, the Purchase Agreement is unmodified and remains in full force and effect.

      4. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                       MARINERS POINTE ASSOCIATES, LTD.,
                       an Illinois limited partnership

                       By: CARLYLE REAL ESTATE LIMITED PARTNERSHIP-XIV, an Illinois limited partnership,
                             General Partner

                             By:   JMB REALTY CORPORATION,
                                   a Delaware corporation,
                                   General Partner

                                   By:  ________________________
                                        Name:  _________________
                                        Title:  ________________

                                                    "Seller"


                       MARINERS POINTE L.L.C.,
                       a Delaware limited liability company

                       By:   ______________________________
                             Name:  _______________________
                             Title:  ______________________

                                                    "Buyer"